Schedule to Exhibit 10.3
There are 20 management agreements with subsidiaries of Sonesta Holdco Corporation, or Sonesta, for hotels which we and Sonesta have designated as retained hotels, a representative form of which is filed as Exhibit 10.1 to our Current Report on Form 8-K dated January 7, 2022 and which is incorporated herein by reference. The hotels covered by that representative form of management agreement are listed on a schedule filed as Exhibit 10.5 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 and which is incorporated herein by reference. There is one additional management agreement for retained hotels that covers the 48 hotels listed below as the June 2023 Management Agreement Hotels. The other 18 management agreements for retained hotels each cover a single hotel scheduled below. All of the management agreements are substantially identical in all material respects to the representative form of management agreement.

Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
Sonesta Redondo Beach & Marina 300 North Harbor Drive Redondo Beach, California 90277	HPT IHG-2 Properties Trust	SVC Redondo Beach TRS LLC	Sonesta Redondo Beach LLC	January 1, 2022	Full	$4,524,631
The Clift Royal Sonesta 495 Geary Street San Francisco, CA	HPT Geary Properties Trust	HPT Clift TRS LLC	Sonesta Clift LLC	January 1, 2022	Full	$12,012,805
Royal Sonesta Chicago River North 505 North State Street Chicago, Illinois 60654	HPT IHG Chicago Property LLC	HPT State Street TRS LLC	Sonesta State Street LLC	January 1, 2022	Full	$3,108,330
The Royal Sonesta Chicago Downtown 71 East Wacker Drive Chicago, Illinois	HPT IHG-2 Properties Trust	HPT Wacker Drive TRS LLC	Sonesta Chicago LLC	January 1, 2022	Full	$5,886,331
The Allegro Royal Sonesta Chicago Loop 171 West Randolph Street Chicago, Illinois 60601	HPT IHG-3 Properties LLC	SVC Randolph Street TRS LLC	Sonesta Randolph Street LLC	January 1, 2022	Full	$5,070,314
Royal Sonesta Boston 40 Edwin H. Land Boulevard Cambridge, Massachusetts	HPT Cambridge LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	January 1, 2022	Full	$10,372,038
Royal Sonesta New Orleans 300 Bourbon Street New Orleans, Louisiana	Royal Sonesta, Inc.	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	January 1, 2022	Full	$14,173,842
Sonesta Simply Suites Jersey City 21 2nd Street Jersey City, New Jersey	HPT IHG-2 Properties Trust	SVC Jersey City TRS LLC	Sonesta Jersey City LLC	January 1, 2022	Select	$2,112,534
Sonesta Simply Suites Parsippany Morris Plains 100 Candlewood Drive Morris Plains, New Jersey 07950	HPT IHG-2 Properties Trust	SVC Morris Plains TRS LLC	Sonesta Morris Plains LLC	January 1, 2022	Select	$760,144
Sonesta ES Suites Parsippany Morris Plains 3 Gatehall Drive Parsippany, New Jersey 0054	HPTMI Properties Trust	SVC Gatehall Drive TRS LLC	Sonesta Gatehall Drive LLC	January 1, 2022	Select	$1,365,932

Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
The Royal Sonesta Minneapolis 35 South 7th Street Minneapolis, Minnesota 55402	HPTWN Properties Trust	SVC Minneapolis TRS LLC	Sonesta Minneapolis LLC	January 1, 2022	Full	$4,330,782
Royal Sonesta San Juan 5961 Isla Verde Avenue Carolina, Puerto Rico 00979	HPT IHG PR, Inc.	SVC San Juan TRS LLC	Sonesta San Juan LLC	January 1, 2022	Full	$5,646,494
Sonesta ES Suites Toronto 355 South Park Road Toronto, Ontario L3T 7W2, Canada	HPT IHG Canada Properties Trust	HPT TRS IHG-2, Inc.	Sonesta Canada ULC	January 1, 2022	Select	$1,107,994
The Yorkville Royal Sonesta Hotel 220 Bloor Street Toronto, Ontario M5S IT8, Canada	HPT IHG Canada Properties Trust	HPT IHG-2 TRS, Inc.	Sonesta Toronto ULC	January 1, 2022	Full	$2,584,900
Sonesta White Plains 66 Hale Avenue White Plains, NY	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta White Plains LLC	January 1, 2022	Full	$5,097,740
Sonesta Select Whippany 157 Route 10 East Whippany, NJ	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta Whippany LLC	January 1, 2022	Select	$1,334,969
Sonesta Chicago O’Hare Airport 10233 West Higgins Road Rosemont, IL	HPT IHG-3 Properties LLC	SVC Higgins Road TRS LLC	Sonesta Higgins Road LLC	April 1, 2024	Full	$2,370,717
Sonesta Simply Suites Chicago O’Hare 4021 North Mannheim Road Schiller Park, IL	HPT IHG-2 Properties Trust	SVC Mannheim Road TRS LLC	Sonesta Mannheim Road LLC	April 1, 2024	Select	$1,155,587

June 2023 Management Agreement Hotels:

Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
Sonesta ES Suites Birmingham Homewood 50 State Farm Parkway Homewood, AL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$871,176
Sonesta Select Phoenix Chandler 920 North 54th Street Chandler, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,229,547

Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
Sonesta ES Suites Flagstaff 1400 North Country Club Drive Flagstaff, AZ	HPTMI Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$653,715
Sonesta ES Suites Scottsdale 6040 North Scottsdale Road Scottsdale, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,376,289
Sonesta Simply Suites Scottsdale North 10740 North 90th Street Scottsdale, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,056,905
Sonesta Select Tempe 601 South Ash Avenue Tempe, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,220,901
Sonesta ES Suites Tempe 5075 South Priest Drive Tempe, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,159,727
Sonesta Emeryville 5555 Shellmound Street Emeryville, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Full	$4,239,477
Sonesta ES Suites Huntington Beach 9930 Slater Avenue Fountain Valley, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,328,506
Sonesta ES Suites Fresno 5322 North Diana Avenue Fresno, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$869,561
Sonesta Select Pleasant Hill 2250 Contra Costa Boulevard Pleasant Hill, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,077,923

Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
Sonesta ES Suites Carmel Mountain 11002 Rancho Carmel Drive San Diego, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$908,779
Sonesta Select San Ramon 18090 San Ramon Valley Boulevard San Ramon, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,165,448
Sonesta Select San Francisco Airport 1300 Veterans Boulevard South San Francisco, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$2,771,746
Sonesta ES Suites San Francisco Airport 1350 Veterans Boulevard South San Francisco, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$2,230,849
Sonesta ES Suites Atlanta North Point Mall 1325 North Point Drive Alpharetta, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,004,808
Sonesta ES Suites Atlanta Alpharetta Windward 5465 Windward Parkway Alpharetta, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,290,217
Sonesta ES Suites Atlanta Kennesaw Town Center 3443 Busbee Drive NW Kennesaw, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$889,832
Royal Sonesta Kauai Resort 3160 Rice Street Lihue-Kauai, HI	HPTMI Hawaii, Inc.	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Full	$6,819,282
Sonesta ES Suites Chicago Downtown 201 East Walton Place Chicago, IL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$2,750,402

Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
Sonesta ES Suites Chicago Waukegan 1440 South White Oak Drive Waukegan, IL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,187,933
Sonesta ES Suites New Orleans Convention Center 345 St. Joseph Street New Orleans, LA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$2,374,815
Sonesta ES Suites Annapolis 170 Admiral Cochrane Drive Annapolis, MD	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,157,192
Sonesta ES Suites Baltimore BWI Airport 1160 Winterson Road Linthicum Heights, MD	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$985,252
Sonesta Simply Suites Detroit Novi 42600 Eleven Mile Road Novi, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$738,445
Sonesta Select Detroit Novi 42700 Eleven Mile Road Novi, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,084,392
Sonesta ES Suites Detroit Warren 30120 North Civic Center Blvd. Warren, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$764,178
Sonesta ES Suites Raleigh Cary 2900 Regency Parkway Cary, NC	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$971,506
Sonesta ES Suites Raleigh Durham Airport 2020 Hospitality Court Morrisville, NC	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,127,515

Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
Sonesta ES Suites Albuquerque 3300 Prospect Avenue, NE Albuquerque, NM	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,372,978
Sonesta Select Las Vegas 1901 North Rainbow Boulevard Las Vegas, NV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,207,017
Sonesta Simply Suites Las Vegas 4034 South Paradise Road Las Vegas, NV	HPTMI Properties Trust	HPT IHG-2 TRS, Inc.	Sonesta International Hotels Corporation	March 5, 2024	Select	$1,806,857
Sonesta ES Suites Reno 9845 Gateway Drive Reno, NV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$800,347
Sonesta Select Allentown Bethlehem 2160 Motel Drive Allentown, PA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$798,984
Sonesta ES Suites Allentown Bethlehem 2180 Motel Drive Bethlehem, PA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$894,794
Sonesta ES Suites Nashville Brentwood 206 Ward Circle Brentwood, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$957,088
Sonesta Select Nashville Airport Suites 1100 Airport Center Drive Nashville, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,109,053
Sonesta Nashville Airport 600 Marriott Drive Nashville, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Full	$3,460,637

Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
Stephen F. Austin Royal Sonesta Hotel 701 Congress Avenue Austin, TX	HPTMI Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	March 5, 2024	Full	$3,482,093
Sonesta ES Suites Dallas Market Center 6950 North Stemmons Freeway Dallas, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,523,544
Sonesta ES Suites Fort Worth 5801 Sandshell Drive Fort Worth, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$842,524
Sonesta ES Suites San Antonio 425 Bonham Street San Antonio, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,721,512
Sonesta ES Suites Charlottesville 1111 Millmont Street Charlottesville, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$754,625
Sonesta ES Suites Fairfax 12815 Fairlakes Parkway Fairfax, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$911,553
Sonesta Simply Suites Falls Church 205 Hillwood Avenue Falls Church, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$908,726
Sonesta Select Seattle Renton 200 SW 19th Street Renton, WA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$914,364
Sonesta Simply Suites Seattle Renton 300 SW 19th Street Renton, WA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,206,992

Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
Sonesta ES Suites Charleston 200 Hotel Circle Charleston, WV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$779,051